UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

     CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2006

Commission File Number of issuing entity: 333-134691-03

INDYMAC HOME EQUITY MORTGAGE LOAN
ASSET-BACKED TRUST, SERIES 2006-H4
(Exact name of issuing entity)

Commission File Number of depositor: 333-134691

INDYMAC ABS, INC.
(Exact name of depositor as specified in its charter)

INDYMAC BANK, F.S.B.
(Exact name of sponsor as specified in its charter)

DELAWARE	95-4685267

(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

c/o 155 North Lake Avenue
Pasadena, California
91101
(Address of principal executive offices)
(Zip Code)

(800) 669-2300

(Registrant’s telephone number, including area code)

N/A

(Former name, former address, if changed since last report)

Exhibit Index located on Page 5

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

ITEM 9.01.       Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following are filed as Exhibits to this Report:

	5.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to legality.

	8.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to certain tax matters.

	23.1	Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as Exhibit 5.1).

	23.2	Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as Exhibit 8.1).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDYMAC ABS, INC.

By:	/s/ Jill Jacobson

Name:	Jill Jacobson
Title:	Vice President

Dated: December 20, 2006

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to legality.

8.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to certain tax matters.

23.1	Consent of Mayer, Brown, Rowe & Maw LLP
(included in opinion filed as Exhibit 5.1).

23.2	Consent of Mayer, Brown, Rowe & Maw LLP
(included in opinion filed as Exhibit 8.1).